May 27, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV/Marine Trust 2001-1
    Registration No. 333-56303-04

On behalf of Distribution Financial Services RV/Marine Trust 2001-1 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Mary.Nguyen@etrade.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-04

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

May 15, 2003
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV/Marine Trust 2001-1
          May 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee


By:     /s/ Melissa Philibert
Title:  Corporate Trust Officer
Date:   May 27, 2003



EX-1

DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:               09-May-03
Determination Date:            14-May-03
Monthly Payment Date:          15-May-03
Collection Period Ending:      30-Apr-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 15,377,991.43
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      575,429.93
    Current Monthly Interest Shortfall/Excess                                                                            19,514.78
    Recoup of Collection Expenses                                                                                           819.68
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     15,973,755.82

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      2,372,667.52
    Amount of Interest Payments Received During the Collection Period                                                 2,353,152.74
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                             19,514.78

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,453,512.61
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)              514,393.52
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   3,097.87
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,453,512.61
    Total Ending Reserve Balance                                                                                      3,971,004.00

IV. COLLECTIONS ON RECEIVABLES

a)                                                                                                                      2353152.74
    Interest Payments Received                                                                                          2027057.28
    Scheduled Principal Payments Received                                                                              10997781.41
    Principal Prepayments Received                                                                                     15377991.43
    Total Interest and Principal Payments Received

b)                                                                                                                      641,626.97
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                       66197.04
    minus  Reasonable Expenses                                                                                           575429.93
    Net Liquidation Proceeds                                                                                                     0
    Amount Allocable to Interest                                                                                         575429.93
    Amount Allocable to Principal

c)                                                                                                                            0.00
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal
                                                                                                                       15953421.36

V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    326,199,730.56
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        203,874.83


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                       326199730.6
    Pool Balance as of the Current Accounting Date                                                                  312,612,952.71
    Age of Pool in Months                                                                                                    18.00

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                               326199731
    Aggregate Note Balance as of Current Accounting Date                                                            312,612,952.71
                                                                                                                    326,199,730.56

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             61                2,587,790.61         0.828%
    60-89 Days Delinquent             23                 761,925.23          0.244%
    90-119 Days Delinquent            17                 961,047.88          0.307%
    120+ Days Delinquent               1                  3,472.85           0.001%
    Defaults for Current Period       14                 561,939.16          0.180%
    Cumulative Defaults               220               7,796,841.47         1.473%
    Cumulative Recoveries                               2,714,346.63         0.513%


    Current Month Realized Losses                                                                                       -13,490.77
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       -0.003%
    Preceding Realized Losses                                                                                           292,161.33
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.055%
    Second Preceding Realized Losses                                                                                    378,206.88
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.071%
    Cumulative Realized Losses                                                                                        5,082,494.84
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.960%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.59042928
                                                                                                                        0.57603271

a)                                                                                                                      203,874.83
                                                                                                                              0.00

b)
    Class A-1                                                                                                                 0.00
    Class A-2                                                                                                            89,436.59
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                                       0.00                     0.00             0.00
    Class A-2                                                              26,499,730.56            13,586,777.85    12,912,952.71
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                      157,091.28



VIIIPOOL STATISTICS

                                                                                                                             9.15%
                                                                                                                               158


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              15,816,664.54


TOTAL WIRE TO HSBC                                                                                                   15,816,664.54

Amount Due To Servicer                                                                                                  157,091.28

